Exhibit 99.1

Essent Group Ltd. Announces Third Quarter 2024 Results and Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--November 1, 2024--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2024 of $176.2 million or $1.65 per diluted share, compared to $178.0 million or $1.66 per diluted share for the quarter ended September 30, 2023.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.28 per common share. The dividend is payable on December 11, 2024, to shareholders of record on December 2, 2024.

“We are pleased with our third quarter financial results, as we continue to generate high quality earnings,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our results continue to benefit from the impact of interest rates on persistency and the growth in our investment portfolio. Our performance for the quarter demonstrates the strength of our operating model in producing strong returns and growing book value per share.”
Financial Highlights:
•New insurance written for the third quarter of 2024 was $12.5 billion, consistent with the second quarter of 2024 and the third quarter of 2023.

•Insurance in force as of September 30, 2024 was $243.0 billion, compared to $240.7 billion as of June 30, 2024 and $238.7 billion as of September 30, 2023.

•Net investment income for the nine months ended September 30, 2024 was $165.5 million, up 22% from the comparable period in 2023.

•In September, Essent closed its 10th mortgage insurance-linked note transaction, Radnor Re 2024-1, which provides $363 million of collateralized reinsurance coverage for new insurance written from July 2023 through July 2024.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers or the loss of a significant customer; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs; decline in the volume of low down payment mortgage originations; uncertainty of loss reserve estimates; decrease in the length of time our insurance policies are in force; deteriorating economic conditions; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on February 16, 2024, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) offering private mortgage insurance, reinsurance, and title insurance and settlement services to serve the housing finance industry. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.

Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Philip Stefano
Vice President, Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2024

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data
Exhibit D	U.S. Mortgage Insurance Portfolio Historical Quarterly Data
Exhibit E	New Insurance Written - U.S. Mortgage Insurance Portfolio
Exhibit F	Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio
Exhibit G	Other Risk in Force
Exhibit H	U.S. Mortgage Insurance Portfolio Vintage Data
Exhibit I	U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
Exhibit J	U.S. Mortgage Insurance Portfolio Geographic Data
Exhibit K	Rollforward of Defaults and Reserve for Losses and LAE - U.S. Mortgage Insurance Portfolio
Exhibit L	Detail of Reserves by Default Delinquency - U.S. Mortgage Insurance Portfolio
Exhibit M	Investments Available for Sale
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Ratios and Reconciliation of Non-GAAP Financial Measures

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2024	2023	2024	2023
Revenues:
Direct premiums written	$277,754	$270,868	$819,595	$759,526
Ceded premiums	(34,789)	(30,294)	(92,524)	(103,431)
Net premiums written	242,965	240,574	727,071	656,095
Decrease in unearned premiums	5,971	6,231	19,346	15,197
Net premiums earned	248,936	246,805	746,417	671,292
Net investment income	57,340	47,072	165,511	135,558
Realized investment gains (losses), net	68	(235)	(2,236)	(2,312)
Income (loss) from other invested assets	2,820	(3,143)	486	(10,697)
Other income	7,414	5,609	17,699	18,641
Total revenues	316,578	296,108	927,877	812,482

Losses and expenses:
Provision for losses and LAE	30,666	10,822	40,245	11,902
Other underwriting and operating expenses	57,259	54,814	170,595	145,183
Premiums retained by agents	9,622	13,175	29,328	13,175
Interest expense	11,457	7,854	27,168	22,184
Total losses and expenses	109,004	86,665	267,336	192,444

Income before income taxes	207,574	209,443	660,541	620,038
Income tax expense	31,399	31,484	99,038	99,019
Net income	$176,175	$177,959	$561,503	$521,019

Earnings per share:
Basic	$1.67	$1.68	$5.32	$4.90
Diluted	1.65	1.66	5.26	4.86

Weighted average shares outstanding:
Basic	105,266	105,979	105,539	106,387
Diluted	106,554	107,025	106,700	107,232

Net income	$176,175	$177,959	$561,503	$521,019

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	117,358	(76,248)	90,217	(53,593)
Total other comprehensive income (loss)	117,358	(76,248)	90,217	(53,593)
Comprehensive income	$293,533	$101,711	$651,720	$467,426

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2024	2023
Assets
Investments
Fixed maturities available for sale, at fair value	$4,919,868	$4,335,008
Short-term investments available for sale, at fair value	1,030,631	928,731
Total investments available for sale	5,950,499	5,263,739
Other invested assets	294,931	277,226
Total investments	6,245,430	5,540,965
Cash	109,306	141,787
Accrued investment income	40,453	35,689
Accounts receivable	54,394	63,266
Deferred policy acquisition costs	9,491	9,139
Property and equipment	41,221	41,304
Prepaid federal income tax	494,356	470,646
Goodwill and acquired intangible assets, net	69,907	72,826
Other assets	61,981	51,051
Total assets	$7,126,539	$6,426,673

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$288,316	$260,095
Unearned premium reserve	120,939	140,285
Net deferred tax liability	410,761	362,753
Senior notes due 2029, net	493,673	—
Credit facility borrowings, net	—	421,920
Other accrued liabilities	171,865	139,070
Total liabilities	1,485,554	1,324,123

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 106,204 shares in 2024 and 106,597 shares in 2023	1,593	1,599
Additional paid-in capital	1,276,572	1,299,869
Accumulated other comprehensive loss	(190,279)	(280,496)
Retained earnings	4,553,099	4,081,578
Total stockholders' equity	5,640,985	5,102,550

Total liabilities and stockholders' equity	$7,126,539	$6,426,673

Return on average equity (1)	13.9%	14.6%

(1) The 2024 return on average equity is calculated by dividing annualized year-to-date 2024 net income by average equity. The 2023 return on average equity is calculated by dividing full year 2023 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data

	2024			2023
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$214,119	$217,513	$212,479	$211,083	$209,351
GSE and other risk share	17,130	17,745	17,826	17,166	16,850
Title insurance	17,687	16,633	15,285	17,365	20,604
Net premiums earned	248,936	251,891	245,590	245,614	246,805
Net investment income	57,340	56,086	52,085	50,581	47,072
Realized investment gains (losses), net	68	(1,164)	(1,140)	(4,892)	(235)
Income (loss) from other invested assets	2,820	(419)	(1,915)	(421)	(3,143)
Other income (1)	7,414	6,548	3,737	6,395	5,609
Total revenues	316,578	312,942	298,357	297,277	296,108

Losses and expenses:
Provision (benefit) for losses and LAE	30,666	(334)	9,913	19,640	10,822
Other underwriting and operating expenses	57,259	55,987	57,349	55,248	54,814
Premiums retained by agents	9,622	10,215	9,491	11,475	13,175
Interest expense	11,457	7,849	7,862	7,953	7,854
Total losses and expenses	109,004	73,717	84,615	94,316	86,665

Income before income taxes	207,574	239,225	213,742	202,961	209,443
Income tax expense (2)	31,399	35,616	32,023	27,594	31,484
Net income	$176,175	$203,609	$181,719	$175,367	$177,959

Earnings per share:
Basic	$1.67	$1.93	$1.72	$1.66	$1.68
Diluted	1.65	1.91	1.70	1.64	1.66

Weighted average shares outstanding:
Basic	105,266	105,657	105,697	105,733	105,979
Diluted	106,554	106,778	106,770	106,823	107,025

Book value per share	$53.11	$50.58	$48.96	$47.87	$44.98
Return on average equity (annualized)	12.8%	15.4%	14.1%	14.2%	14.9%

Borrowings outstanding	$500,000	$425,000	$425,000	$425,000	$425,000
Undrawn committed capacity	$500,000	$400,000	$400,000	$400,000	$400,000
Weighted average interest rate (end of period)	6.25%	7.07%	7.06%	7.11%	7.07%
Debt-to-capital	8.14%	7.32%	7.52%	7.69%	8.12%

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, were ($1,173), $732, ($1,902), $412, and ($898), respectively.

(2) Income tax expense for the quarters ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023 includes $475, $556, ($1,041), ($1,132), and ($763), respectively, of discrete tax expense (benefit) associated with realized and unrealized gains and losses. Income tax expense for the quarter ended March 31, 2024 also includes ($616) of excess tax benefits associated with the vesting of common shares and common share units. Income tax expense for the quarter ended December 31, 2023 also includes a $2,731 net benefit associated with the recognition of a deferred tax asset for unrealized losses on the investment portfolios of Essent Group and Essent Re upon the enactment of the Bermuda Corporate Income Tax.

			Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Historical Quarterly Data

	2024			2023
Other Data:	September 30	June 30	March 31	December 31	September 30
($ in thousands)

U.S. Mortgage Insurance Portfolio
New insurance written	$12,513,695	$12,503,125	$8,323,544	$8,769,160	$12,505,823
New risk written	3,437,465	3,449,623	2,289,508	2,409,340	3,458,467

Average insurance in force	$242,065,632	$239,538,571	$238,595,268	$239,005,961	$237,270,093
Insurance in force (end of period)	$242,976,043	$240,669,165	$238,477,402	$239,078,262	$238,661,612
Gross risk in force (end of period) (1)	$66,237,992	$65,269,064	$64,247,810	$64,061,374	$63,605,057
Risk in force (end of period)	$55,915,640	$55,521,538	$54,686,533	$54,591,590	$53,920,308
Policies in force	815,507	814,237	815,752	822,012	825,248
Weighted average coverage (2)	27.3%	27.1%	26.9%	26.8%	26.7%
Annual persistency	86.6%	86.7%	86.9%	86.9%	86.6%

Loans in default (count)	15,906	13,954	13,992	14,819	13,391
Percentage of loans in default	1.95%	1.71%	1.72%	1.80%	1.62%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (3)	0.41%	0.41%	0.41%	0.40%	0.40%
Single premium cancellations (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.41%	0.41%	0.41%	0.40%	0.40%
Ceded premiums	(0.06%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Net average premium rate	0.35%	0.36%	0.36%	0.35%	0.35%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information - U.S. Mortgage Insurance Portfolio
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
($ in thousands)
>=760	$5,339,574	42.7%	$5,212,343	41.8%	$14,387,356	43.2%	$15,473,191	39.8%
740-759	2,141,817	17.1	2,205,066	17.6	5,717,289	17.1	7,031,821	18.1
720-739	1,764,319	14.1	1,911,320	15.3	4,828,718	14.5	6,310,564	16.2
700-719	1,622,450	13.0	1,867,510	14.9	4,348,047	13.0	5,892,704	15.1
680-699	918,116	7.3	891,471	7.1	2,351,589	7.1	3,024,347	7.8
<=679	727,419	5.8	418,113	3.3	1,707,365	5.1	1,165,065	3.0
Total	$12,513,695	100.0%	$12,505,823	100.0%	$33,340,364	100.0%	$38,897,692	100.0%

Weighted average credit score	747		747		747		746

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
($ in thousands)
85.00% and below	$836,186	6.7%	$849,250	6.7%	$2,250,434	6.7%	$2,801,011	7.2%
85.01% to 90.00%	2,415,504	19.3	2,445,924	19.6	6,571,300	19.7	7,951,062	20.4
90.01% to 95.00%	6,616,174	52.9	6,614,050	52.9	18,008,682	54.0	21,383,696	55.0
95.01% and above	2,645,831	21.1	2,596,599	20.8	6,509,948	19.6	6,761,923	17.4
Total	$12,513,695	100.0%	$12,505,823	100.0%	$33,340,364	100.0%	$38,897,692	100.0%

Weighted average LTV	93%		93%		93%		93%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
Single Premium policies		1.4%		2.8%		1.5%		3.8%
Monthly Premium policies		98.6		97.2		98.5		96.2
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
Purchase		97.0%		99.0%		97.4%		98.8%
Refinance		3.0		1.0		2.6		1.2
		100.0%		100.0%		100.0%		100.0%

						Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio

Portfolio by Credit Score
IIF by FICO score	September 30, 2024		June 30, 2024		September 30, 2023
($ in thousands)
>=760	$98,553,455	40.6%	$97,668,435	40.6%	$97,027,348	40.7%
740-759	42,377,559	17.4	41,915,598	17.4	41,362,480	17.3
720-739	37,947,254	15.6	37,678,804	15.7	37,297,809	15.6
700-719	32,685,044	13.5	32,331,564	13.4	31,674,346	13.3
680-699	19,890,335	8.2	19,751,956	8.2	19,850,176	8.3
<=679	11,522,396	4.7	11,322,808	4.7	11,449,453	4.8
Total	$242,976,043	100.0%	$240,669,165	100.0%	$238,661,612	100.0%

Weighted average credit score	746		746		746

Gross RIF by FICO score	September 30, 2024		June 30, 2024		September 30, 2023
($ in thousands)
>=760	$26,614,399	40.2%	$26,238,140	40.2%	$25,594,262	40.1%
740-759	11,715,485	17.7	11,525,987	17.7	11,165,727	17.6
720-739	10,485,311	15.8	10,362,021	15.9	10,090,889	15.9
700-719	9,044,551	13.7	8,899,342	13.6	8,568,811	13.5
680-699	5,451,406	8.2	5,382,312	8.2	5,327,434	8.4
<=679	2,926,840	4.4	2,861,262	4.4	2,857,934	4.5
Total	$66,237,992	100.0%	$65,269,064	100.0%	$63,605,057	100.0%

Portfolio by LTV
IIF by LTV	September 30, 2024		June 30, 2024		September 30, 2023
($ in thousands)
85.00% and below	$15,555,555	6.4%	$16,927,111	7.0%	$21,226,685	8.9%
85.01% to 90.00%	61,262,960	25.2	61,774,991	25.7	63,374,562	26.6
90.01% to 95.00%	125,919,529	51.8	123,414,332	51.3	118,461,030	49.6
95.01% and above	40,237,999	16.6	38,552,731	16.0	35,599,335	14.9
Total	$242,976,043	100.0%	$240,669,165	100.0%	$238,661,612	100.0%

Weighted average LTV	93%		93%		93%

Gross RIF by LTV	September 30, 2024		June 30, 2024		September 30, 2023
($ in thousands)
85.00% and below	$1,845,584	2.8%	$2,010,864	3.1%	$2,525,753	4.0%
85.01% to 90.00%	15,120,025	22.8	15,238,201	23.3	15,566,095	24.5
90.01% to 95.00%	37,149,222	56.1	36,405,573	55.8	34,848,762	54.8
95.01% and above	12,123,161	18.3	11,614,426	17.8	10,664,447	16.7
Total	$66,237,992	100.0%	$65,269,064	100.0%	$63,605,057	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	September 30, 2024		June 30, 2024		September 30, 2023
($ in thousands)
FRM 30 years and higher	$237,628,900	97.8%	$235,138,420	97.7%	$232,186,999	97.3%
FRM 20-25 years	1,199,947	0.5	1,322,021	0.5	1,910,610	0.8
FRM 15 years	1,191,749	0.5	1,276,780	0.5	1,719,467	0.7
ARM 5 years and higher	2,955,447	1.2	2,931,944	1.3	2,844,536	1.2
Total	$242,976,043	100.0%	$240,669,165	100.0%	$238,661,612	100.0%

					Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2024			2023
($ in thousands)	September 30	June 30	March 31	December 31	September 30
GSE and other risk share (1):
Risk in Force	$2,254,726	$2,304,885	$2,307,267	$2,244,944	$2,247,393
Reserve for losses and LAE	$37	$33	$32	$29	$54

Weighted average credit score	750	750	750	749	749
Weighted average LTV	82%	82%	82%	82%	82%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Vintage Data
September 30, 2024

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$1,010,190	1.7%	5,566	4.28%	66.0%	49.5%	1.1%	10.1%	49.3%	2.4%	248	4.46%
2015	26,193,656	870,740	3.3	5,028	4.29	76.8	60.9	5.7	18.1	40.0	2.2	235	4.67
2016	34,949,319	2,357,912	6.7	14,050	3.93	86.4	78.0	13.7	16.4	41.3	2.1	450	3.20
2017	43,858,322	3,784,941	8.6	23,293	4.30	90.8	80.4	23.8	21.4	36.4	3.1	1,037	4.45
2018	47,508,525	4,857,991	10.2	27,818	4.80	95.1	74.0	27.1	21.9	32.3	4.2	1,314	4.72
2019	63,569,183	10,717,480	16.9	52,219	4.24	89.1	71.7	25.7	18.9	35.1	3.7	1,687	3.23
2020	107,944,065	37,929,239	35.1	150,176	3.20	72.1	62.5	14.6	10.8	45.5	2.8	2,452	1.63
2021	84,218,250	53,029,350	63.0	177,048	3.10	89.0	66.1	16.6	13.8	40.4	6.1	3,420	1.93
2022	63,061,262	53,154,263	84.3	153,151	5.09	98.1	66.0	11.4	12.6	39.6	17.4	3,091	2.02
2023	47,666,852	43,012,414	90.2	121,053	6.64	98.8	72.8	18.6	11.0	38.7	18.1	1,732	1.43
2024 (through September 30)	33,340,364	32,251,523	96.7	86,105	6.84	97.4	73.8	20.0	12.4	42.4	10.1	240	0.28
Total	$612,978,649	$242,976,043	39.6	815,507	4.79	91.2	68.4	16.6	12.9	40.6	4.6	15,906	1.95

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

												Exhibit I
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
September 30, 2024
($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date		Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	$25,750,186	$6,963,249	$557,911	$220,532	$—	$278,956	$277,985	$2,091	$6,564		$160,822
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	31,287,234	8,616,211	439,407	286,439	—	279,415	277,195	3,715	10,952		215,335
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	28,815,017	7,856,567	237,868	191,938	—	303,761	301,278	3,825	11,478		176,583
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	28,989,426	7,941,539	281,462	281,462	—	281,463	281,089	3,705	10,657		266,826
Radnor Re 2024-1	Jul. 2023 - Jul. 2024	30,359,933	8,387,056	363,366	363,366	—	256,495	256,495	472	472		363,366
Total		$145,201,796	$39,764,622	$1,880,014	$1,343,737	$—	$1,400,090	$1,394,042	$13,808	$40,123	(5)	$1,182,932

Excess of Loss Reinsurance (2)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
XOL 2019-1	Jan. 2018 - Dec. 2018	$4,811,623	$1,266,631	$118,650	$76,144	$—	$253,643	$244,294	$641	$1,868	$—
XOL 2020-1	Jan. 2019 - Aug. 2019	6,026,073	1,591,126	55,102	30,592	—	215,605	212,208	263	809	—
XOL 2022-1	Oct. 2021 - Dec. 2022	65,149,106	17,727,315	141,992	141,992	—	507,114	500,886	1,611	4,797	138,001
XOL 2023-1	Jan. 2023 - Dec. 2023	38,402,550	10,637,649	36,627	36,627	—	366,270	366,141	439	1,306	35,232
XOL 2024-1	Jan. 2024 - Dec. 2024	32,177,995	8,864,366	46,537	46,537	—	265,931	265,931	528	528	44,765
Total		$146,567,347	$40,087,087	$398,908	$331,892	$—	$1,608,563	$1,589,460	$3,482	$9,308	$217,998

Quota Share Reinsurance (2)
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(4)	$42,414,942	$11,536,848	$9,585,777	$2,572,717	$645	$(146)	$2,719	$7,364	$4,646	$12,450	$141,312
Jan. 2022 - Dec. 2022	20%	53,084,698	14,433,907	10,616,940	2,886,781	2,261	3,516	1,850	5,634	5,776	14,221	212,195
Jan. 2023 - Dec. 2023	17.5%	38,282,838	10,608,139	6,699,497	1,856,424	2,031	4,492	1,330	4,045	4,825	12,987	143,807
Jan. 2024 - Dec. 2024	15%	32,205,363	8,872,008	4,830,804	1,330,801	557	717	793	1,302	2,263	3,515	94,807
Total		$165,987,841	$45,450,902	$31,733,018	$8,646,723	$5,494	$8,579	$6,692	$18,345	$17,510	$43,173	$592,121

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies.
(5) Excludes ($11) and ($80) of benefit in ceded premium on retired ILNs for the three and nine months ended September 30, 2024, respectively.

			Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Geographic Data

IIF by State
	September 30, 2024	June 30, 2024	September 30, 2023
CA	12.5%	12.7%	13.0%
FL	11.8	11.6	11.0
TX	10.9	10.8	10.5
CO	4.1	4.1	4.1
AZ	3.8	3.8	3.7
GA	3.7	3.6	3.4
WA	3.4	3.4	3.4
NC	3.0	3.0	2.8
OH	2.6	2.6	2.6
IL	2.6	2.7	2.8
All Others	41.6	41.7	42.7
Total	100.0%	100.0%	100.0%

Gross RIF by State
	September 30, 2024	June 30, 2024	September 30, 2023
CA	12.5%	12.6%	12.9%
FL	12.0	11.8	11.3
TX	11.2	11.1	10.8
CO	4.0	4.1	4.0
AZ	3.9	3.8	3.8
GA	3.8	3.7	3.5
WA	3.4	3.4	3.4
NC	3.0	3.0	2.9
OH	2.6	2.5	2.6
IL	2.5	2.6	2.8
All Others	41.1	41.4	42.0
Total	100.0%	100.0%	100.0%

					Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2024			2023
	September 30	June 30	March 31	December 31	September 30
Beginning default inventory	13,954	13,992	14,819	13,391	12,480
Plus: new defaults (A)	9,984	8,119	8,260	9,007	7,953
Less: cures	(7,819)	(7,956)	(8,951)	(7,418)	(6,902)
Less: claims paid	(182)	(183)	(123)	(148)	(129)
Less: rescissions and denials, net	(31)	(18)	(13)	(13)	(11)
Ending default inventory	15,906	13,954	13,992	14,819	13,391

(A) New defaults remaining as of September 30, 2024	7,189	3,198	1,665	1,309	806
Cure rate (1)	28%	61%	80%	85%	90%

Total amount paid for claims (in thousands)	$5,749	$5,566	$3,605	$3,411	$2,956
Average amount paid per claim (in thousands)	$32	$30	$29	$22	$23
Severity	58%	60%	65%	62%	66%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2024			2023
($ in thousands)	September 30	June 30	March 31	December 31	September 30
Reserve for losses and LAE at beginning of period	$246,107	$253,565	$245,402	$226,617	$216,888
Less: Reinsurance recoverables	26,022	26,570	24,005	20,656	17,958
Net reserve for losses and LAE at beginning of period	220,085	226,995	221,397	205,961	198,930
Add provision for losses and LAE occurring in:
Current period	51,649	30,653	39,396	38,922	35,609
Prior years	(21,836)	(31,880)	(30,062)	(19,912)	(25,533)
Incurred losses and LAE during the period	29,813	(1,227)	9,334	19,010	10,076
Deduct payments for losses and LAE occurring in:
Current period	637	478	1	330	156
Prior years	5,202	5,205	3,735	3,244	2,889
Loss and LAE payments during the period	5,839	5,683	3,736	3,574	3,045
Net reserve for losses and LAE at end of period	244,059	220,085	226,995	221,397	205,961
Plus: Reinsurance recoverables	30,867	26,022	26,570	24,005	20,656
Reserve for losses and LAE at end of period	$274,926	$246,107	$253,565	$245,402	$226,617

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	September 30, 2024
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	8,293	52%	$53,849	21%	$627,505	9%
Four to eleven payments	5,498	35	104,223	41	437,515	24
Twelve or more payments	1,980	12	86,821	35	144,396	60
Pending claims	135	1	8,620	3	9,692	89
Total case reserves	15,906	100%	253,513	100%	$1,219,108	21%
IBNR			19,013
LAE			2,400
Total reserves for losses and LAE			$274,926

Average reserve per default:
Case			$15.9
Total			$17.3

Default Rate	1.95%

	December 31, 2023
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	7,288	49%	$44,607	20%	$527,419	8%
Four to eleven payments	5,421	37	97,424	43	417,876	23
Twelve or more payments	1,984	13	78,540	35	132,257	59
Pending claims	126	1	5,550	2	6,302	88
Total case reserves	14,819	100%	226,121	100%	$1,083,854	21%
IBNR			16,959
LAE			2,322
Total reserves for losses and LAE			$245,402

Average reserve per default:
Case			$15.3
Total			$16.6

Default Rate	1.80%

	September 30, 2023
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,383	48%	$38,412	18%	$448,039	9%
Four to eleven payments	4,877	36	87,025	42	369,711	24
Twelve or more payments	1,989	15	77,369	37	126,317	61
Pending claims	142	1	6,076	3	6,924	88
Total case reserves	13,391	100%	208,882	100%	$950,991	22%
IBNR			15,666
LAE			2,069
Total reserves for losses and LAE			$226,617

Average reserve per default:
Case			$15.6
Total			$16.9

Default Rate	1.62%

				Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	September 30, 2024		December 31, 2023
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$709,807	11.9%	$996,382	18.9%
U.S. agency securities	—	—	7,195	0.1
U.S. agency mortgage-backed securities	1,051,308	17.7	821,346	15.6
Municipal debt securities	577,647	9.8	547,258	10.5
Non-U.S. government securities	72,971	1.2	67,447	1.3
Corporate debt securities	1,704,388	28.6	1,297,055	24.7
Residential and commercial mortgage securities	503,980	8.5	517,940	9.8
Asset-backed securities	548,076	9.2	564,995	10.7
Money market funds	782,322	13.1	444,121	8.4
Total investments available for sale	$5,950,499	100.0%	$5,263,739	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	September 30, 2024		December 31, 2023
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,541,407	49.2%	$2,561,363	53.2%
Aa1	103,522	2.0	104,474	2.2
Aa2	286,304	5.5	291,501	6.0
Aa3	247,669	4.7	208,882	4.3
A1	510,486	9.9	377,188	7.8
A2	391,018	7.6	329,423	6.8
A3	424,218	8.2	253,081	5.3
Baa1	227,741	4.4	220,901	4.6
Baa2	200,539	3.9	226,449	4.7
Baa3	158,288	3.1	166,121	3.4
Below Baa3	76,985	1.5	80,235	1.7
Total (2)	$5,168,177	100.0%	$4,819,618	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $782,322 and $444,121 of money market funds at September 30, 2024 and December 31, 2023, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	September 30, 2024		December 31, 2023
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,829,657	30.7%	$1,892,074	35.9%
1 to < 2 Years	501,569	8.4	371,583	7.1
2 to < 3 Years	506,047	8.5	538,775	10.2
3 to < 4 Years	499,816	8.4	402,668	7.6
4 to < 5 Years	417,500	7.0	376,722	7.2
5 or more Years	2,195,910	37.0	1,681,917	32.0
Total investments available for sale	$5,950,499	100.0%	$5,263,739	100.0%

Pre-tax investment income yield:
Three months ended	3.81%
Nine months ended September 30, 2024	3.77%

Holding company net cash and investments available for sale:
($ in thousands)
As of September 30, 2024	$991,151
As of December 31, 2023	$693,507

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2024			2023
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,584,580	$3,530,462	$3,453,553	$3,376,117	$3,309,522

Combined net risk in force (2)	$34,893,957	$34,812,227	$34,463,082	$34,549,500	$34,203,678

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.0:1	10.2:1	10.3:1	10.6:1	10.7:1
Essent Guaranty of PA, Inc.	0.3:1	0.3:1	0.4:1	0.4:1	0.5:1
Combined (4)	9.7:1	9.9:1	10.0:1	10.2:1	10.3:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,598,725	$3,513,609	$3,464,119	$3,379,936	$3,318,179
Minimum Required Assets	1,903,473	2,052,135	1,999,928	1,985,545	1,910,659
PMIERs excess Available Assets	$1,695,252	$1,461,474	$1,464,191	$1,394,391	$1,407,520
PMIERs sufficiency ratio (6)	189%	171%	173%	170%	174%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,826,901	$1,793,777	$1,793,005	$1,758,665	$1,684,122

Net risk in force (2)	$23,003,846	$22,770,165	$22,271,316	$22,043,926	$21,739,419

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.

						Exhibit O
Essent Group Ltd. and Subsidiaries
Supplemental Information
Ratios and Reconciliation of Non-GAAP Financial Measures

	2024			2023
	September 30	June 30	March 31	December 31	September 30
Loss Ratio (1)	12.2%	(0.1)%	4.0%	7.9%	4.4%
Expense Ratio (2)	26.5%	26.1%	27.1%	27.0%	27.3%
Combined Ratio	38.7%	26.0%	31.1%	34.9%	31.7%

Underwriting Margin (3)	61.3%	74.0%	68.9%	65.1%	68.3%

We believe that loss, expense and combined ratios are important measures of our financial performance. As a result of the July 1, 2023 acquisition of Agents National Title and Boston National Title (collectively "Title"), the consolidated loss, expense and combined ratios ("Consolidated Ratios") for the nine months ended September 30, 2024 lack comparability with periods prior to the acquisition. In order to provide investors with more comparative information to prior periods, Essent has prepared the table below to reconcile the Consolidated Ratios to ratios excluding Title, as shown below. Ratios excluding Title are financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and are referred to as non-GAAP measures. Ratios excluding Title are measures used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

The following table sets forth the reconciliation of the loss, expense and combined ratios excluding Title to the most comparable GAAP amount for the three and nine months ended September 30, 2024 in accordance with Regulation G:

	Three Months Ended September 30, 2024			Nine Months Ended September 30, 2024
	Consolidated	Title	Excluding Title	Consolidated	Title	Excluding Title
($ in thousands)
Revenues:
Net premiums earned	$248,936	$17,687	$231,249	$746,417	$49,604	$696,813
Net investment income	57,340	809	56,531	165,511	2,365	163,146
Realized investment gains (losses), net	68	—	68	(2,236)	—	(2,236)
Income from other invested assets	2,820	—	2,820	486	—	486
Settlement services (4)	3,237	3,237	—	6,074	6,074	—
Other income	4,177	473	3,704	11,625	1,354	10,271
Total revenues	316,578	22,206	294,372	927,877	59,397	868,480

Losses and expenses:
Provision for losses and LAE	30,666	850	29,816	40,245	2,317	37,928
Other underwriting and operating expenses (5)	57,259	14,845	42,414	170,595	39,564	131,031
Premiums retained by agents	9,622	9,622	—	29,328	29,328	—
Interest expense	11,457	—	11,457	27,168	—	27,168
Total losses and expenses	109,004	25,317	83,687	267,336	71,209	196,127

Loss ratio (1)	12.2%	4.1%	12.9%	5.3%	4.2%	5.4%
Expense ratio (2)	26.5%	116.9%	18.3%	26.6%	123.7%	18.8%
Combined ratio	38.7%	121.0%	31.2%	31.9%	127.9%	24.2%

Underwriting Margin (3)	61.3%	(21.0%)	68.8%	68.1%	(27.9%)	75.8%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by the sum of net premiums earned and settlement services revenue, if applicable.
(2) Expense ratio is calculated by dividing the sum of other underwriting and operating expenses and premiums retained by agents by the sum of net premiums earned and settlement services revenue, if applicable.

(3) Calculated as the inverse of the combined ratio.
(4) Settlement services revenue is included in "Other income" within Exhibit A and Exhibit C.
(5) Title expenses reflect only direct expenses of Title operations and do not include corporate or centralized support expense allocations.